CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer Smith Barney Money Funds, Inc. - Cash Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Chief Executive Officer                      Chief Financial Officer
Smith Barney Money Funds, Inc. -             Smith Barney Money Funds, Inc. -
Cash Portfolio                               Cash Portfolio

/s/ R. Jay Gerken                            /s/ Richard L. Peteka
---------------------------                  -----------------------------
R. Jay Gerken                                Richard L. Peteka
Date: August 28, 2003                        Date: August 28, 2003

     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer Smith Barney Money Funds, Inc. - Government Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Chief Executive Officer                      Chief Financial Officer
Smith Barney Money Funds, Inc. -             Smith Barney Money Funds, Inc. -
Government Portfolio                         Government Portfolio

/s/ R. Jay Gerken                            /s/ Richard L. Peteka
---------------------------                  -----------------------------
R. Jay Gerken                                Richard L. Peteka
Date: August 28, 2003                        Date: August 28, 2003

     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer Smith Barney Money Funds, Inc. - Retirement Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and



2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Smith Barney Money Funds, Inc. -             Smith Barney Money Funds, Inc. -
Retirement Portfolio                         Retirement Portfolio

/s/ R. Jay Gerken                            /s/ Richard L. Peteka
---------------------------                  -----------------------------
R. Jay Gerken                                Richard L. Peteka
Date: August 28, 2003                        Date: August 28, 2003

     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.